EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Consumers Bancorp, Inc. (the “Corporation”) on Form 10-K for the year ending June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof, the undersigned officer of the Corporation does hereby certify that to her knowledge:

a)	The Annual Report on Form 10-K of the Corporation for the fiscal year ended June 30, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/S/ RENEE K. WOOD
Renee K. Wood
Chief Financial Officer and Treasurer
Consumers Bancorp, Inc.
September 15, 2008